Nature of the Business	12 Months Ended
Dec. 31, 2011
Nature of the Business
Nature of the Business

1. Nature of the Business

A123 Systems, Inc. (the “Company”) was incorporated in Delaware on October 19, 2001 and has its corporate offices in Waltham, Massachusetts. The Company designs, develops, manufactures and sells advanced rechargeable lithium-ion batteries and energy storage systems and provides research and development services to government agencies and commercial customers.

Management Plan Note—On March 26, 2012, the Company launched a field campaign to replace battery modules and packs that may contain defective prismatic cells produced at its Livonia, Michigan manufacturing facility. The cost of this field campaign is estimated at $51.6 million. In addition, the Company recorded an inventory charge of approximately $15.2 million related to inventory produced at its Michigan facilities that may be defective during the three months ended March 31, 2012. As a result of this field campaign and the charge for existing prismatic cell inventory, the Company must begin to rebuild its inventory and manage its backlog for existing customer orders while simultaneously replacing the defective customer modules and packs. Therefore, the Company expects to continue to incur significant net losses and negative operating cash flows over the next several quarters.

On May 11, 2012, the Company amended its revolving credit facility with its lead bank. This amendment eliminates the borrowing facility and provides for up to $15.0 million as security for letters of credit. All outstanding letters of credit are required to be cash collateralized at 105% of their face amount.

The above circumstances, along with the Company’s history and near term forecast of incurring significant net losses and negative operating cash flows, raise substantial doubt on the Company’s ability to continue as a going concern. Management is taking actions to raise additional capital to fund cash requirements and evaluating other strategic alternatives. The Company is actively engaged in discussions with strategic partners for substantial investments in the Company. In addition, the Company is evaluating various options to raise cash in the capital markets.

Management also continues to seek to reduce cash used in operating and investing activities, including by improving the Company’s gross margins, reducing operating expenses, and reducing working capital. Although the Company’s intent is to improve its operating efficiencies and to obtain additional financing, there is no assurance that the Company will be able to obtain such financing on favorable terms, if at all, or to successfully further reduce costs in such a way that would continue to allow the Company to operate its business.

The accompanying consolidated financial statements have been prepared assuming the Company will continue to operate as a going concern, which contemplates the realization of assets and settlement of liabilities in the normal course of business and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from uncertainty related to its ability to continue as a going concern.